                                                                   EXHIBIT 10.45

                              WAIVER AND AMENDMENT

                WAIVER AND AMENDMENT, dated as of March 15, 2002 (this "Waiver"), under (i) the Guarantee (the "2000B Guarantee") and the Credit Agreement (the "2000B Credit Agreement"), as defined in the Participation Agreement, dated as of October 27, 2000 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "2000B Participation Agreement"), among Hanover Compression Limited Partnership (formerly known as Hanover Compression Inc., "HCC"), Hanover Equipment Trust 2000B, (the "2000B Lessor"), Bank Hapoalim B.M. and FBTC Leasing Corp., as investors, the lenders parties thereto (the "2000B Lenders") and The Chase Manhattan Bank, a New York banking corporation, as the administrative agent for the 2000B Lenders (the "Administrative Agent"), (ii) the Guarantee (the "2000A Guarantee") and the Credit Agreement (the "2000A Credit Agreement"), as defined in the Participation Agreement, dated as of March 13, 2000 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "2000A Participation Agreement"), among HCC, Hanover Equipment Trust 2000A (the "2000A Lessor"), First Union National Bank and Scotiabanc Inc., as investors, the lenders parties thereto (the "2000A Lenders") and the Administrative Agent, as agent for the 2000A Lenders, (iii) the Guarantee (the "1999 Guarantee") and the Credit Agreement (the "1999 Credit Agreement"), as defined in the Participation Agreement, dated as of June 15, 1999 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "1999 Participation Agreement"), among HCC, Hanover Equipment Trust 1999A (the "1999 Lessor"), Societe Generale Financial Corporation and FBTC Leasing Corp., as investors, the lenders parties thereto (the "1999 Lenders") and the Administrative Agent, as agent for the 1999 Lenders, and (iv) the Credit Agreement (as the same may have been, amended, supplemented or otherwise modified from time to time, the "Senior Credit Agreement"), dated as of December 15, 1997, as amended and restated on December 3, 2002, among Hanover Compressor Company ("Holdings"), HCC, the Administrative Agent and the lenders parties thereto (the "Senior Credit Lenders"). The 2000B Participation Agreement, the 2000A Participation Agreement and the 1999 Participation Agreement are collectively hereinafter referred to as the "Participation Agreements". The 2000B Guarantee, the 2000A Guarantee and the 1999 Guarantee are collectively hereinafter referred to as the "Synthetic Guarantees", and the 2000B Credit Agreement, the 2000A Credit Agreement and the 1999 Credit Agreement are collectively referred to herein as the "Synthetic Credit Agreements".

                              W I T N E S S E T H:

                WHEREAS, pursuant to a report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2002 Holdings disclosed (the "8-K Earnings Disclosure") that it would restate earnings for its fiscal year ended December 31, 2000 and the nine months ended September 30, 2001 to reflect changes in its accounting treatment for certain transactions;

                WHEREAS, Holdings has disclosed to the Lenders under the Senior Credit Agreement and the Synthetic Credit Agreements that it has violated
Section 30.1(c) of the Lease (as defined in the 2000A Participation Agreement) as a result of equipment substitutions made prior to the date hereof;

                WHEREAS, Holdings and HCC have requested that the Administrative Agent and the Required Lenders under each of the Synthetic Guarantees, the Synthetic Credit

Agreements and the Senior Credit Agreement waive any Default or Event of Default arising under the Synthetic Guarantees, the Synthetic Credit Agreements and the Senior Credit Agreement as a result of or with respect to the matters disclosed in the 8-K Earnings Disclosure and such equipment substitution;

                NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                1. Defined Terms. As used in this Waiver, terms defined in the preamble hereof and the recitals hereto are used herein as so defined, and terms defined in any of the Participation Agreements, the Synthetic Guarantees and the Senior Credit Agreement and not defined herein are used herein as therein defined.

                2. Waiver of the Senior Credit Agreement, the Synthetic Guarantees and Synthetic Credit Agreements; Amendment of Synthetic Guarantees and 2000A Synthetic Lease.

                (a) The Required Lenders under the Senior Credit Agreement waive any Default or Event of Default that may arise (i) under paragraph (d) or
(f) of Section 9 of the Senior Credit Agreement as a result of any default under
Section 7.1, 7.2, 7.6 or 7.7 of the Senior Credit Agreement or Section 10.1, 10.2, 10.6 or 10.7 of the Synthetic Guarantees arising from or with respect to the matters disclosed in the 8-K Earnings Disclosure, (ii) from non-compliance with Section 6 of the Senior Credit Agreement arising from or with respect to the matters disclosed in the 8-K Earnings Disclosure and (iii) under paragraph
(f) of Section 9 of the Senior Credit Agreement arising from the matters described in paragraph (d) below.

                (b) The Required Lenders under each Synthetic Credit Agreement waive any Default or Event of Default that may arise (i) under paragraph (c) or
(k) of Section 6 of the Synthetic Credit Agreements as a result of any default under Section 10.1, 10.2, 10.6 or 10.7 of the Synthetic Guarantees or Section 7.1, 7.2, 7.6 or 7.7 of the Senior Credit Agreement arising from or with respect to the matters disclosed in the 8-K Earnings Disclosure, (ii) from non-compliance with Section 4 of the Synthetic Credit Agreements arising from or with respect to the matters disclosed in the 8-K Earnings Disclosure and
(iii) under paragraph (k) of Section 6 of the Synthetic Credit Agreements and paragraph (g) of Section 17.1 of the Leases (as defined in the respective Participation Agreements) arising from the matters described in paragraph (d) below.

                (c) Section 10.2 of each of the Synthetic Guarantees is amended by adding at the end of paragraph (b) thereof the phrase:

                and to set forth a description of each substitution of Equipment made during such period pursuant to Section 30.1 (i) of the Lease, including the identification, value and location of the Replacement Equipment and the Equipment for which it has been substituted and (ii) the other Equipment subject to the Lease, including the identification, value and location of such Equipment.

                (d) The Required Lenders under the 2000A Synthetic Credit Agreement waive any Default, Event of Default or Lease Event of Default that may arise under Section 17 of the Lease (as defined in the 2000A Participation Agreement) or under paragraph (f) of Section 6 of the Credit Agreement (as defined in the 2000A Participation Agreement) as a result of any default under
Section 30.1(c) of the Lease prior to the Effective Date (as defined below). The

Required Lenders under the Credit Agreement (as defined in the 2000A Participation Agreement) agree that the reference in Section 30.1(c) of the Lease (as defined in the 2000A Participation Agreement) to the "Initial Closing Date" shall instead be deemed to be a reference to the Effective Date.

                3. Effectiveness. The Waiver shall become effective (the "Effective Date") upon fulfillment of the following conditions precedent: (a) Holdings and HCC shall have delivered to the Administrative Agent duly executed copies of this Waiver, (b) the Administrative Agent shall have received duly executed copies of this Waiver from the Required Lenders under each of the Senior Credit Agreement and the Synthetic Guarantees, (c) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Waiver and (d) HCC shall have delivered to the Lenders (as defined in the 2000A Participation Agreement) an Appraisal of the Equipment subject to the Lease on the Effective Date demonstrating that the value of the Equipment subject to the Lease is equal to or greater than the Termination Value (as such terms are defined in the 2001A Participation Agreement).

                4. Representations and Warranties. Holdings and HCC hereby represent and warrant that the representations and warranties contained in each of the Senior Credit Agreement, the Loan Documents and the Operative Agreements (as defined in each of the Synthetic Guarantees) will be, after giving effect to this Waiver, true and correct in all material respects, as if made on and as of the date hereof (except those which expressly speak as of a certain date).

                5. Continuing Effect of the Senior Credit Agreement, Participation Agreements and Operative Agreements. This Waiver shall not constitute an amendment or waiver of any other provision of the Senior Credit Agreement, the Loan Documents or the Operative Agreements not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of HCC, Holdings, the 2000B Lessor, the 2000A Lessor or the 1999 Lessor that would require a waiver or consent of the Administrative Agent and/or the 2000B Lenders, the 2000A Lenders or the 1999 Lenders. Except as expressly amended hereby, the provisions of each of the Senior Credit Agreement, the Loan Documents and the Operative Agreements are and shall remain in full force and effect.

                6. Counterparts. This Waiver may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Waiver by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                7. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                8. Expenses. Holdings and HCC agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Waiver, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

                IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        HANOVER COMPRESSOR COMPANY

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------
                                            Name:
                                            Title:

                                        HANOVER COMPRESSION LIMITED PARTNERSHIP

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------
                                            Name:
                                            Title:

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                        BNP PARIBAS
                                        ----------------------------------
                                                      [LENDER]

                                        By: /s/ Brian M. Malono
                                            ------------------------------
                                            Name:  Brian M. Malono
                                            Title: Managing Director

                                        By: /s/ Polly Schott
                                            ------------------------------
                                            Name:  Polly Schott
                                            Title: Vice President

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                                 /s/ Calli S. Hayes
                                        ----------------------------------
                                               Bankers Trust Company

                                        By: /s/ Calli S. Hayes
                                            ------------------------------
                                            Name:  Calli S. Hayes
                                            Title: MANAGING DIRECTOR

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                        CREDIT SUISSE FIRST BOSTON

                                            /s/ James P. Moran
                                            ------------------------------
                                                   JAMES P. MORAN
                                                   DIRECTOR

                                            /S/ David M. Koczan
                                            ------------------------------
                                                   DAVID M. KOCZAN
                                                   ASSOCIATE

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                        Natexis Banques Populaires

                                        By: /s/ Timothy L. Polvado
                                            ------------------------------
                                            Name:  Timothy L. Polvado
                                            Title: Vice President and
                                                   Group Manager

                                        By: /s/ Louis P. Laville, III
                                            ------------------------------
                                            Name:  Louis P. Laville, III
                                            Title: Vice President and
                                                   Group Manager

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                        RZB Finance LLC

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------
                                            Name:  [ILLEGIBLE]
                                            Title: PRESIDENT

                                        By: /s/ FRANK J. YAUTZ
                                            ------------------------------
                                            Name:  FRANK J. YAUTZ
                                            Title: First Vice President

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                        Bank One, NA (Main Office Chicago)

                                        By: /s/ Dianne L. Russell
                                            ------------------------------
                                            Name:  Dianne L. Russell
                                            Title: Director

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                                 BANK OF SCOTLAND
                                        ----------------------------------
                                                     [LENDER]

                                        By: /s/ Joseph Fratus
                                            ------------------------------
                                            Name:  JOSEPH FRATUS
                                            Title: VICE PRESIDENT

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                                   SUNTRUST BANK
                                        ----------------------------------
                                                     [LENDER]

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------
                                            Name:  [ILLEGIBLE]
                                            Title: Vice President

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                                   COMERICA BANK
                                        ----------------------------------
                                                     [LENDER]

                                        By: /s/ Mark B. Grover
                                            ------------------------------
                                            Name:  Mark B. Grover
                                            Title: First Vice President

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                            ARABBANKING CORPORATION
                                         ------------------------------

                                        By: /s/ Barbara C. Sanderson
                                            ------------------------------
                                            Name:  BARBARA C. SANDERSON
                                            Title: VP HEAD OF CREDIT

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                        ----------------------------------
                                        Bank of Tokyo-Mitsubishi, Ltd.

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------
                                            Name:  [ILLEGIBLE]
                                            Title: VP & Manager

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                        THE ROYAL BANK OF SCOTLAND PLC
                                        NEW YORK BRANCH

                                        By: /s/ Keith Johnson
                                            ------------------------------
                                            Name:  KEITH JOHNSON
                                            Title: SENIOR VICE PRESIDENT.

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                        NATIONAL WESTMINSTER BANK PLC
                                        NEW YORK BRANCH

                                        By: /s/ Keith Johnson
                                            ------------------------------
                                            Name:  KEITH JOHNSON
                                            Title: SENIOR VICE PRESIDENT.

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                            First Union National Bank
                                        ----------------------------------
                                                    [LENDER]

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------
                                            Name:  [ILLEGIBLE]
                                            Title: Vice President

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                        WELLS FARGO BANK (TEXAS) N.A.
                                        ----------------------------------

                                        By: /s/ P.C. Lauinger III
                                            ------------------------------
                                            Name:  Philip C. Lauinger III
                                            Title: Vice President

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                         CREDIT LYONNAIS NEW YORK BRANCH
                                        ----------------------------------
                                                    [LENDER]

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------
                                            Name:  [ILLEGIBLE]
                                            Title: Senior Vice President

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                        The Bank of Nova Scotia

                                        By: /s/ N. Bell
                                            ------------------------------
                                            Name:  N. Bell
                                            Title: Senior Manager

                                        HANOVER COMPRESSOR COMPANY WAIVER AND
                                        AMENDMENT DATED AS OF MARCH 15, 2002

                                                JPMORGAN CHASE BANK
                                        ----------------------------------
                                                    [LENDER]

                                        By: /s/ Beth Lawrence
                                            ------------------------------
                                            Name:  BETH LAWRENCE
                                            Title: MANAGING DIRECTOR